Exhibit 10.1

[RBS Citizens Letterhead]

October 2, 2012

Via Facsimile

Dover Motorsports, Inc.

Dover International Speedway, Inc.

Nashville Speedway, USA, Inc.

Concord Plaza

3505 Silverside Road

Plaza Centre Building, Suite 203

Wilmington, DE 19816

Attention: Klaus M. Belohoubek, Esquire

Re:	Modification to Credit and Security Agreement dated April 12, 2011

Dear Klaus:

We have made various credit facilities (collectively, the “Credit Facilities”) to Dover Motorsports, Inc., Dover International Speedway, Inc., and Nashville Speedway, USA, Inc. (collectively, the “Borrowers”), pursuant to that certain Credit and Security Agreement dated as of April 12, 2011 (as amended and modified from time to time, the “Credit Agreement”). We have agreed to the following change to the Credit Agreement:

Section 7.8(a)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“so long as no Default or Event of Default has occurred and is continuing, (i) the Borrowers may repurchase shares of common stock issued to employees in connection with employee incentive plans for an aggregate consideration of not more than $500,000 in any Fiscal Year and (ii) the Company may repurchase shares of common stock in the open market and/or pay dividends with respect to its common stock for an aggregate consideration of not more than $2,500,000 in any Fiscal Year.”

Dover Motorsports, Inc.

Dover International Speedway, Inc.

Nashville Speedway, USA, Inc.

October 2, 2012

Except as specifically amended hereby, the Credit Agreement remains in full force and effect in accordance with its terms and conditions. This letter is not intended to operate as, and shall not be construed as, a waiver of any default under the Credit Agreement or any other Loan Documents (as defined in the Credit Agreement), whether known to us or unknown, as to which all rights of us shall remain reserved subject to the terms hereof.

Please acknowledge the change referenced herein by signing this letter on the following pages and returning the same to my attention.

Very truly yours,

RBS Citizens, N.A.,
as Agent

By:	/s/ Edward Winslow
Edward Winslow
Vice President

cc:	Via Facsimile:

Thomas G. Wintermantel, Treasurer

Dover Motorsports, Incorporated

1131 N. DuPont Highway

Dover, Delaware 19903

Dover Motorsports, Inc.

Dover International Speedway, Inc.

Nashville Speedway, USA, Inc.

October 2, 2012

Acknowledged and Agreed to by:

Dover Motorsports, Inc., a Delaware corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name: Thomas G. Wintermantel
Title: Treasurer & Assistant Secretary

Dover International Speedway, Inc.,
a Delaware corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name: Thomas G. Wintermantel
Title: Treasurer & Assistant Secretary

Nashville Speedway, USA, Inc.,
a Tennessee corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name: Thomas G. Wintermantel
Title: Treasurer & Assistant Secretary